Commitments	12 Months Ended
Dec. 31, 2022
Capital commitments [abstract]
Commitments [Text Block]

29. Commitments

(a) Capital commitments

As at December 31, 2022, Hudbay had outstanding capital commitments in Canada of approximately $9,703 of which $8,668 can be terminated, approximately $27,128 in Peru, all of which can be terminated, and approximately $43,093 in Arizona, primarily related to the Copper World Complex, of which approximately $7,180 can be terminated by Hudbay.

(b) Non capitalized lease commitments

Hudbay has entered into various non-capitalized lease commitments for facilities and equipment. The leases expire in periods ranging from one to two years. There are no restrictions placed on the Company by entering into these leases. Future minimum lease payments under such cancellable leases recognized within results from operating activities at December 31 are:

	2022	2021
Within one year	$21,016	$19,092
After one year but not more than five years	25,574	2,631
More than five years	4,962	-
	$51,552	$21,723

(c)  Contingent liabilities

Hudbay is involved in various claims, litigation and other matters arising in the ordinary course and conduct of business. While it is not possible to determine the ultimate outcome of such actions at this time, and inherent uncertainties exist in predicting such outcomes, it is Hudbay's belief that the ultimate resolution of such actions is not reasonably likely to have a material adverse effect on its consolidated financial position or results of operations. The assessment of contingencies inherently involves the exercise of significant judgment and estimates of the outcome of future events. As a result of the assessment, management believes that no significant contingent liabilities exist.